UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2022

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant
Based on information provided by Skye Bioscience, Inc.'s (the Company" or "Skye") independent registered public accounting firm, Friedman LLP, effective September 1, 2022, Friedman LLP ("Friedman") combined with Marcum LLP and continued to operate as an independent registered public accounting firm.
Friedman continued to serve as the Company’s independent registered public accounting firm through September 29, 2022. On September 29, 2022, the Audit Committee of the Company approved the dismissal of Friedman LLP and the engagement of Marcum LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2022. The services previously provided by Friedman LLP will now be provided by Marcum LLP.
Friedman has not provided any reports on the Company’s consolidated financial statements for either of the past two years.
During the fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through September 29, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between Skye and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Friedman's, would have caused Friedman to make reference thereto Friedman’s reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Skye provided Friedman with a copy of the foregoing disclosures and requested that Friedman furnish a letter addressed to the SEC stating whether or not it agrees with the foregoing disclosures. A copy of Friedman's letter, dated September 29, 2022, is filed as Exhibit 16.1 hereto.
During the fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through September 29, 2022, the date of this Current Report, neither Skye nor anyone on its behalf has consulted with Marcum LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Skye’s financial statements, and neither a written report nor oral advice was provided to Skye that Marcum LLP concluded was an important factor considered by Skye in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On September 30, 2022, the Company held its Special Meeting of Stockholders (“SKYE Meeting”). The SKYE Meeting was held virtually to vote on five proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 31, 2022 (the “Proxy Statement”). Only stockholders of record as of the close of business on August 29, 2022 (the “Record Date”) were entitled to vote at the SKYE Meeting. As of the Record Date, 495,925,112 shares of the Company’s common stock (“Common Stock”) were issued, outstanding and entitled to vote, of which 368,396,357 shares were represented, in person or by proxy, and constituted a quorum for purposes of the SKYE Meeting. The results of the stockholder vote on each proposal brought before the meeting were as follows:
(a) Proposal 1. The proposal to adopt the Arrangement Agreement, dated as of May 11, 2022, as amended on June 14, 2022 and July 15, 2022 (the “Arrangement Agreement”) between Skye and Emerald Health Therapeutics, Inc. (“EHT”), and to approve the transactions contemplated thereby, including the proposed arrangement (the “Arrangement”) involving, among other things, the acquisition by Skye of all of the outstanding EHT Shares (the “Arrangement Proposal”), was approved based upon the following votes:

Votes For*	Votes Against*	Abstentions
162,369,593	5,025,797	111,431,876

*Excluding shares held or voted by (a) Emerald Health Sciences, Inc. or its affiliates, (b) directors or officers of EHT or Skye and (c) any immediate family members (as defined in Item 404 of Regulation S-K) of any of the officers or directors of EHT or Skye.
(b) Proposal 2. The proposal to establish the Company’s 2022 Employee Stock Purchase Plan (the “ESPP Proposal”) was approved based upon the following votes:

Votes For	Votes Against	Abstentions
262,280,619	11,578,590	6,968,057
(c) Proposal 3. The proposal to adopt and approve Skye’s Amended and Restated 2014 Omnibus Incentive Plan (the (the “Incentive Plan Proposal”), was approved based upon the following votes:

Votes For	Votes Against	Abstentions
262,328,417	15,767,892	2,730,957
(d) Proposal 4. The proposal ratify the appointment of Friedman LLP (combined with Marcum LLP effective September 1, 2022) as SKYE’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Independent Registered Public Accountants Proposal”), was approved based on the following votes:

Votes For	Votes Against	Abstentions
363,687,574	3,938,519	770,264
(d) Proposal 5. The proposal to adjourn the SKYE Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Arrangement Proposal, the Incentive Plan Proposal, the ESPP Proposal or the Independent Registered Public Accountants Proposal (the “Adjournment Proposal”), was approved based on the following votes:

Votes For	Votes Against	Abstentions
352,354,352	13,308,984	2,733,021
Item 7.01 Regulation FD Disclosure
On September 30, 2022, Skye issued a press release announcing the results of the SKYE Meeting. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2. of the Current Report on Form 8-K, the information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
16.1*	Letter of Friedman, LLP to the Securities and Exchange Commission, dated September 29, 2022
99.1*	Press Release
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: October 3, 2022	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer